Exhibit 99.1

Corporate Overview May 2017

Safe Harbor This presentation contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 relating to preclinical and clinical development of our product candidates, the timing and reporting of results from preclinical studies and clinical trials, the prospects and timing of the potential regulatory approval of our product candidates, commercialization plans, financing plans, and the projected cash position for the Company. In particular, this presentation relates to the preclinical and preliminary clinical data from a global Phase 1/2 study (ATB200-02) to investigate ATB200/AT2221. The inclusion of forward-looking statements arising from this preliminary data and study should not be regarded as a representation by us that any of our plans will be achieved. Any or all of the forward-looking statements in this presentation may turn out to be wrong and can be affected by inaccurate assumptions we might make or by known or unknown risks and uncertainties. For example, with respect to statements regarding the goals, progress, timing, and outcomes of discussions with regulatory authorities, and in particular the potential goals, progress, timing, and results of preclinical studies and clinical trials, actual results may differ materially from those set forth in this release due to the risks and uncertainties inherent in our business, including, without limitation: the potential that results of clinical or preclinical studies indicate that the product candidates are unsafe or ineffective; the potential that it may be difficult to enroll patients in our clinical trials; the potential that regulatory authorities, including the FDA, EMA, and PMDA, may not grant or may delay approval for our product candidates; the potential that we may not be successful in commercializing Galafold in Europe or our other product candidates if and when approved; the potential that preclinical and clinical studies could be delayed because we identify serious side effects or other safety issues; and the potential that we will need additional funding to complete all of our studies. Further, the results of earlier preclinical studies and/ or clinical trials may not be predictive of future results for any of our product candidates, including ATB200/AT2221 and SD-101. The preliminary data and Phase 1/2 study investigating ATB200/AT2221 discussed herein is inherently preliminary and early in the study, derived from a limited patient set, and later trial results with this patient set or others may not be consistent with these preliminary results. With respect to statements regarding projections of our cash position, actual results may differ based on market factors and our ability to execute operational and budget plans. In addition, all forward-looking statements are subject to other risks detailed in our previous filings with the SEC and in our Annual Report on Form 10-K for the year ended December 31, 2016. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. All forward-looking statements are qualified in their entirety by this cautionary statement, and we undertake no obligation to revise or update this presentation to reflect events or circumstances after the date hereof. Introduction

Building a Top Global Biotech in Devastating Rare Diseases FIRST ORAL PRECISION MEDICINE FOR FABRY DISEASE WORLD CLASS SCIENCE & DRUG DEVELOPMENT ATB200/AT2221 NOVEL TREATMENT PARADIGM FOR POMPE IN PHASE 1/2 ~$280M CASH BALANCE Two Phase 3 PROGRAMS (FABRY & EB) 1 BREAKTHROUGH THERAPY DESIGNATION TREATING PATIENTS IN 24 COUNTRIES 3 PROGRAMS IN CLINIC IN 3 RARE DISEASES $3B+ MARKET OPPORTUNITY FOR CURRENT PIPELINE PROTEIN ENGINEERING & GLYCOBIOLOGY

2017 Key Strategic Priorities Introduction We Remain Sharply Focused on FIVE Key Strategic Priorities as We Continue to Build a Top Global Biotechnology Company Focused on Rare Devastating Diseases Advance International Galafold Launch Submit Japanese New Drug Application (J-NDA) for Migalastat Establish Definitive Proof of Concept for ATB200/AT2221 with Clear Path to Registration for Pompe Disease Successfully Complete Phase 3 EB Study Maintain Financial Strength

Our Vision – Maximizing Impact on Patients to Drive Shareholder Value Introduction 5 2010 2014 2018 Today 2023 ~5,000 Patients* ~800 Patients* ~250 Patients* ~90 Patients ~37 Patients The Ultimate Measure of Our Success Will be the Number of Patients with Devastating Rare Diseases Treated with an Amicus Product = 20 patients *Clinical & Commercial

Galafold™ (Migalastat) Precision Medicine for Fabry Disease Continue Launch Execution and Geographic Expansion

Fabry Disease Overview Galafold: Precision Medicine for Fabry Disease 7 Fabry Disease is a Fatal Genetic Disorder that Affects Multiple Organ Systems Leading Causes of Death Life-Limiting Symptoms TRANSIENT ISCHEMIC ATTACK (TIA) & STROKE1 KIDNEY DISEASE3 Protein in the urine Decreased kidney function Kidney failure HEART DISEASE2 Irregular heartbeat (fast or slow) Heart attack or heart failure Enlarged heart GASTROINTESTINAL3 Nausea, vomiting, cramping, and diarrhea Pain/bloating after eating, feeling full Constipation Difficulty managing weight Deficiency of -Gal A enzyme leading to GL-3 accumulation >900 known mutations 5-10K diagnosed WW (51% female/49% male4) Newborn screening studies suggest prevalence of ~1:1000 to ~1:4000 Key Facts 1. Desnick R, et al. Ann Intern Med. 2003 2. Yousef Z, et al. Eur Heart J. 2013 3. Germain D. Orphanet J Rare Dis. 2010 4. Fabry Registry 2011

Precision Medicine Driven by a Patient’s Genotype Amicus Therapeutics is Committed to Innovative R&D to Develop the Highest Quality Therapies for ALL Fabry Patients Galafold: Precision Medicine for Fabry Disease Amenable (35-50% of patients) Non-Amenable Growing to ~$2B Global Fabry market ~$1.2B Global Fabry market today Amenable Non-Amenable Oral precision medicine Future Vision Novel ERT co-formulated with migalastat Today Migalastat *Artist rendering, not actual product image

Full EU Approval as First Oral Precision Medicine for Fabry Disease Galafold Indicated for Long-Term Treatment of Adults and Adolescents Aged 16 years with a Confirmed Diagnosis of Fabry Disease and Who have an Amenable Mutation3 Galafold: Precision Medicine for Fabry Disease FIRST oral precision medicine for Fabry disease FIRST searchable, electronic pharmacogenetic label Established efficacy from 2 pivotal studies (ERT-switch & naïve patients)1,2,3 Label expanded from 269 to include 331 amenable mutations Strong safety profile, most common side effect reported in clinical trials was headache FIRST new treatment option for Fabry in more than a decade Approved May 30, 2016 Launch exceeding expectations Germain, DP et al., New England Journal of Medicine. 2. Hughes, et al., Journal of Medical Genetics. 3. For important safety information for Galafold visit www.ema.europa.eu.

Galafold Commercial Opportunity Galafold: Precision Medicine for Fabry Disease Prioritizing EU, Japan, and Other Large Fabry Markets to Address Patients with Amenable Mutations (35%-50% of Fabry Population) 5k-10k Diagnosed WW (40-50% of Diagnosed Patients Not on ERT Today) Market Continues to Grow > 10% / Year U.S. 27% EU 34% ROW 26% Japan 13% ERT-Treated Diagnosed Untreated Undiagnosed 5k-10k Patients Diagnosed WW 40%-50% of Diagnosed Patients not on ERT Newborn Screening Studies Suggest Prevalence of ~1:1000 to ~1:40001 amenable mutations = Geographic Segments Patient Segments 1. Burton, LDN WORLD Symposium, 2012 Feb. Mechtler et al., The Lancet, 2011 Dec. Hwu et al., Hum Mutation, 2009 Jun. Spada et al., Am J Human Genet., 2006 Jul

Successful International Launch Underway (as of 4/30/17) Initial Launch Success Driven by Germany with ERT-Switch & Naïve Patients, Reimbursement Now Available in 12 Countries Including Four of Top EU5* Galafold: Precision Medicine for Fabry Disease Patients (Switch & Naïve) on reimbursed Galafold (4/30/17) 101 Countries with pricing discussions ongoing 12 Countries with available reimbursement* 11 Countries with Amicus footprint 27 *Commercial and Expanded Access Programs (EAPs) Target Number of Patients on Reimbursed Galafold by YE17 300

German Launch Update (as of 4/30/17) Galafold: Precision Medicine for Fabry Disease Germany is an Important Indicator for EU Launch Success *Market share assumptions based on estimated number of ERT-treated patients and naïve patients with amenable mutations in Germany as of April 2017 IMPORTANT EARLY INDICATORS IN GERMANY Majority switch patients, but growing naïve segment ~45% share of amenable patients (switch and naïve)* Switches from both Fabrazyme & Replagal™ commensurate with market share Male / female mix Most major centers prescribing Final price to be effective in 2Q17 Galafold ~45% ERT ~55% Current Approximate Market Share*

UK Market Dynamics Galafold: Precision Medicine for Fabry Disease Galafold Positioned for Success Following Positive Final NICE Publication and more than a Decade of Clinical Experience Among Largest Treatment Centers * Estimates based on detailed market mapping and physician chart reviews **Evidence-based recommendations on migalastat (Galafold) for treating Fabry disease in people over 16 - www.nice.org.uk/guidance/hst4 MARKET DYNAMICS IN THE UK Funding effective May 23, 2017 Highly concentrated at major centers Clinical experience at multiple sites ~450 ERT-treated patients 50%+ amenability rate projected* “Migalastat has a lower total cost than ERT, and potentially provides greater health benefits than ERT.” -NICE Highly Specialised Technologies Guidance [HST4]**

EU Launch Strategy INITIAL FOCUS ON TOP 5 COUNTRIES Launched in Germany, UK, Italy and France Spain reimbursement discussions underway ~2,000 Fabry patients treated ~70-75% of EU market value ~25% of global Fabry market Focus on EU Top 5 Plus Key Mid-Sized EU Markets in 2017 Galafold: Precision Medicine for Fabry Disease INVEST IN KEY MID-SIZED EU COUNTRIES AND SELECT EAP OPPORTUNITIES Austria, Nordics, Netherlands, Belgium, etc. ~10% of EU market value Selectively invest in key EAP markets

Global Regulatory Strategy to Reach More Patients Galafold: Precision Medicine for Fabry Disease EU Approval and Launch (May 30, 2016) Active Expanded Access Programs (EAP) in 2* Territories with More Initiated EU Approval is Gateway to ~75% of Global ERT Market 6 Additional Regulatory Submissions Complete, Process Initiated in Other Key Geographies U.S. Full Approval Pathway Defined by Amicus Japanese NDA Targeted 2Q17 1 Additional Approval (Switzerland) * Two EAPs converted to commercial reimbursement

Amicus Proprietary Fabry ERT Novel Proprietary Fabry ERT Building on Biologics Capabilities and CHART™ Platform to Develop Differentiated Novel ERT Development status: Cell line transferred to manufacturer Preclinical data update in 2017 Fabry ERT Target Product Profile: Improved drug targeting to key tissues Significantly more potent dose delivery Co-formulation with chaperone to enhance stability Dosing flexibility

ATB200 Novel ERT for Pompe Disease Establishing Human Proof of Concept and Validating Biologics Platform in 2017

Pompe Disease Overview Pompe Disease is Heterogeneous Across a Broad Spectrum of Patients Pompe Disease Deficiency of GAA leading to glycogen accumulation Age of onset ranges from infancy to adulthood Symptoms include muscle weakness, respiratory failure, and cardiomyopathy Respiratory and cardiac failure are leading causes of morbidity and mortality 5,000 – 10,000 patients diagnosed WW1 ~$800M+ Global Pompe ERT sales in FY152 1. National Institute of Neurological Disorders and Stroke (NIH). 2. Sanofi Press Release & 10-K

Novel Pompe Treatment Paradigm with Three Key Differentiators Novel ERT for Pompe Disease – ATB200 + Chaperone Chaperone addition Optimized mixture of glycans ATB200 + Chaperone: A Highly Differentiated Approach ATB200 (Novel ERT) High levels of M6P and bis M6P *Artist rendering, not actual product image

Pompe Disease: A Complex Disease with Significant Unmet Needs We’ve Made Great Strides and Expect to Address Key Remaining Questions in 2017 Novel ERT for Pompe Disease – ATB200 + Chaperone Enhanced levels of M6P Optimized glycosylation Improved in vitro cellular uptake Enhanced ERT activity & stability Greater ERT uptake into muscle in Pompe KO mice Greater glycogen reduction in Pompe KO mice Desired PK profile & half-life Safety in ERT-switch Early biomarkers of muscle repair Excellent tolerability Muscle disease-causing biology Improved clinical outcomes Superior functional outcomes vs SOC in Pompe KO mouse preclinical clinical key question "The scientific findings and preclinical data are profound and shed new light on questions about the underlying cause of muscle damage and weakness in Pompe patients. Furthermore, these results provide a window into a potential underlying link among key muscular dystrophies, such as Pompe, Limb Girdle, and Duchenne. Amicus has been a pioneer in advancing the scientific understanding of Pompe disease and in developing next-generation therapies for patients.“ Grace K. Pavlath, Ph.D., Senior Vice President, Scientific Program Director of Muscular Dystrophy Association

Phase 1/2 ATB200-02 Study Design Pompe Phase 1/2 Study ATB200-02 Initial Patient Data Phase 1/2 Clinical Study to Evaluate Safety, Tolerability, Pharmacokinetics (PK), and Pharmacodynamics (PD) of ATB200 + Chaperone (ATB200/AT2221) 18-Week Primary Treatment Period with Long-Term Extension (n=20) ATB200 5mg/kg (wk 2) 10mg/kg (wk 4) 20mg/kg (wk 6) ATB200 20mg/kg + AT2221 (Low Dose) wks 8,10,12 ATB200 20mg/kg + AT2221 (High Dose) wk 14+ Cohort 1 (Ambulatory ERT-Switch, n=11) Cohort 2 (Non-Ambulatory ERT-Switch, n=4) & Cohort 3 (ERT-Naïve, n=5) ATB200 20mg/kg + AT2221 (High Dose) wk 2+ Safety/Tolerability Plasma PK Infusion-Associated Reactions Antibody & Cytokine Levels Pharmacodynamics Efficacy (Long-Term Extension) Assessments:

6-Minute Walk Test (6MWT) Summary at Month 6 (n=9) Pompe Phase 1/2 Study ATB200-02 Initial Patient Data Cohort Baseline Mean (SD) Change at Month 6 Mean (SD) Cohort 3 ERT Naïve (n=2) 432 (68) +52 (15) Cohort 1 ERT Switch (n=7) 383 (103) +38 (43) 6MWT Distance Improved for Both ERT-Naïve Patients (Mean +52 Meters) and ERT-Switch Patients (Mean +38 Meters) at Month 6 6-Minute Walk Test (m): Month 6 6MWT Increased in 2/2 ERT-Naïve Patients and 6/7 ERT-Switch Patients

Other Motor Function Tests at Month 6 (n=9) Pompe Phase 1/2 Study ATB200-02 Initial Patient Data Patients Timepoint 4 Stair Climb Mean (SD) (sec) Timed Up and Go Mean (SD) (sec) 10M walk Mean (SD) (sec) Cohort 3: ERT Naïve (n=2) Baseline 3.9 (0.6) 8.9 (0.9) 6.9 (0.8) Change at Month 6 -0.3 (0.0) -1.4 (0.4) -0.5 (0.2) Cohort 1: ERT Switch (n=7) Baseline 4.4 (3.1) 11.0 (7.7) 7.5 (3.5) Change at Month 6 -1.1 (1.3) -1.9 (2.8) -0.04 (1.6) Other Motor Function Tests Show Improvements for Both ERT-Naïve and ERT-Switch Patients, Consistent With 6MWT Other Motor Function Tests: Month 6

Cohort 2 Muscle Strength Testing at Month 6 (n=1) Pompe Phase 1/2 Study ATB200-02 Initial Patient Data Substantial Improvement Observed in Shoulder and Elbow Strength in First Non-Ambulatory ERT-Switch Patient with Available Data at Month 6 Manual Muscle Testing (MMT)* Assessment Elbow Flex Elbow Extension Shoulder Adduction Right Left Right Left Right Left Baseline 2 2 2 2 2 2 Month 6 4 3 4 3 2 2 CFBL +2 +1 +2 +1 0 0 Scoring Visible muscle movement, but no movement at the joint Movement at the joint, but not against gravity Movement against gravity, but not against added resistance Movement against resistance, but less than normal Normal strength Assessment Elbow Flex Elbow Extension Shoulder Adduction Shoulder Abduction Right Left Right Left Right Left Right Left Baseline 1.0 0.9 1.2 1.1 0.8 0.5 1.3 0.9 Month 6 4.1 3.3 3.5 3.2 2.8 0.0 3.3 3.6 CFBL +3.1 +2.4 +2.3 +2.1 +2.0 -0.5 +2.0 +2.7 Scoring Measurement of force production in pounds as measured by dynamometer Quantitative Muscle Testing (QMT) - Dynamometer *R/L shoulder abduction by MMT not assessed at M6

Forced Vital Capacity (FVC) Summary at Month 6 (n=8)* Pompe Phase 1/2 Study ATB200-02 Initial Patient Data Cohort Baseline Mean (SD) Absolute Change at Month 6 Mean (SD) Cohort 3 ERT Naïve (n=2) 51 (27) +3 (0) Cohort 1 ERT Switch (n=6)* 51 (17) +0.3 (3) FVC Results Show Improvement in ERT-Naïve Patients (Mean +3.0%) and Stability in ERT-Switch Patients (Mean +0.3%) at Month 6 FVC (% Predicted): Month 6 *FVC results not available for 1 subject at month 6 FVC increased in 2/2 ERT-Naïve patients and 3/6 ERT-Switch patients

Other Pulmonary Function Tests at Month 6 (n=8-9)* Pompe Phase 1/2 Study ATB200-02 Initial Patient Data Patients Timepoint MIP Mean (SD) MEP Mean (SD) Cohort 3: ERT Naïve (n=2) Baseline 45.5 (27.6) 57.5 (9.2) Change at Month 6 +8.5 (3.5) -4.5 (17.7) Cohort 1: ERT Switch (n=6-7)* Baseline 35.4 (11.3) 69.5 (21.2) Change at Month 6 +1.0 (5.2) +15.5 (25.4) MIP increased and MEP decreased in ERT-naïve patients, MIP and MEP both increased in ERT-switch patients Other Pulmonary Function Tests: Month 6 *MEP results not available for 1 patient at month 6

Functional Data Summary (n=10) Muscle function at Month 6 Muscle function improved in 9/10 patients Mean 6MWT distance improved in both naïve (+52 Meters) and ERT-switch (+38 Meters) patients (8 out of 9) Other motor function tests in ambulatory patients consistent with 6MWT First non-ambulatory patient showed significant improvements in muscle strength tests Pulmonary function at Month 6 FVC increased in ERT-naïve patients (mean +3.0%) and was stable in ERT-switch patients (mean +0.3%) MIP and MEP generally consistent with FVC Pompe Phase 1/2 Study ATB200-02 Initial Patient Data

Biologics Manufacturing Capabilities Novel ERT for Pompe Disease – ATB200 + Chaperone Highly Successful Biologics Manufacturing Scale-up in Three Years Research Scale / MCB 1000L (Registration Trial & Commercial Scale) 2016-2017+ 5L (Bench Scale) 2013 250L (Clinical Scale) 2014-2015+ Proprietary Process

Pompe Phase 1/2 Study ATB200-02 Data Cascade Novel ERT for Pompe Disease – ATB200 + Chaperone On Track to Report Full Data Set in 3Q17 Pompe Milestones in 2017 Meeting with U.S. and EU regulators 18-WEEK DATA Safety / tolerability Pharmacokinetics (PK) EXTENSION DATA Motor/pulmonary function Full Data Set at Scientific Congress Additional 18-Week & Extension Data in 3Q Additional 18-Week & Initial Extension Data in 2Q Preliminary 18-Week Data at WORLDSymposium Biomarkers Immunogenicity

SD-101 for Epidermolysis Bullosa Potential First-in-Class Treatment

EB Disease Overview SD-101 for EB Rare, Devastating, Connective Tissue Disorder with No Approved Treatments Disease Overview Multiple genes cause disease Can affect internal organs Can be fatal Wounds can lead to life-threatening infections Diagnosis: infancy to adulthood 30,000 – 40,000+ diagnosed in major global regions $1B+ potential market Three Major EB Types (~99% of EB Population) SIMPLEX (75%) DYSTROPHIC (20%) JUNCTIONAL (5%)

Proof of Concept Findings Phase 2 Results Informed Phase 3 Design SD-101 for EB Breakthrough Therapy Designation Phase 2a Key Takeaways (SD-101 3%) Faster time to wound closure Higher proportion with complete closure Reduction in total body surface area (BSA) of wounds Larger wounds (>10 cm2) showed widest separation versus placebo Daily administration generally safe and well-tolerated Informed Phase 3 Study Design Phase 2b Key Takeaways (SD-101 6%) 1-Year-Old Girl with EB Simplex at Baseline Following 2 months of treatment with SD-101

Phase 3 ESSENCE Study - Delivering on Our EB Vision SD-101 for EB

Cyclin-Dependent Kinase-Like 5 (CDKL5) Deficiency CDKL5 Deficiency Program Preclinical Development Underway for a Rare, Devastating, Genetic Neurological Disease with No Approved Treatments 1. LouLouFoundation.org Disease Overview Genetic mutations in CDKL5 gene result in deficient protein essential for normal brain development Persistent, spontaneous seizures starting in infancy Severe impairment in neurological development Most affected children cannot walk, talk or care for themselves May include scoliosis, visual impairment, sensory issues, and gastrointestinal complications >1,200 documented cases worldwide1 Patient identification rising significantly

Financial Summary & Key Milestones

Financial Summary & Guidance Financial Summary Financial Position March 31, 2017 Cash $279.8M Debt $250M FY17 Net Operating Cash Flow Guidance $175-$200M FY17 Net Cash Spend Guidance* $200-$225M Cash Runway 2H18 Capitalization March 31, 2017 Shares Outstanding 142,829,530 Cash Position Provides Runway Under Current Operating Plan into mid-2017 Strong Balance Sheet with $279.8M Cash at 3/31/17 and Cash Runway Into 2H18 *Includes third party milestone payments and capital expenditures

Pompe Phase 1/2 data cascade Pompe end of Phase 2 meeting Runway into 2H18 Meaningful revenue contribution from Galafold EB Phase 3 data Galafold international launch continues Japan NDA submission Fabry GI study initiation 2017 Key Anticipated Milestones in 2017 Conclusion Phase 1/2 data cascade in 2Q and 3Q Meetings with U.S. and EU regulators Significant revenue contribution Cash runway into 2H18 Phase 3 top-line data 3Q17 300 patients on reimbursed Galafold by YE17* Japan NDA submission in 2Q17 Pompe Disease (ATB200/AT2221) Strong Balance Sheet Epidermolysis Bullosa (EB) (SD-101) Fabry Disease (Galafold) *Commercial and Expanded Access Programs (EAPs)

Thank You